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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2001

                                   ----------


                              TEPPCO PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                        1-10403           76-0291058
      (State or Other jurisdiction         (Commission File     (IRS Employer
           of incorporation)                    Number)      Identification No.)

           2929 ALLEN PARKWAY                                     77252-2521
             P.O. BOX 2521                                        (Zip Code)
             HOUSTON, TEXAS
(Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 759-3636



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Item 5. Other Events

         Financial Information for Significant Subsidiaries as Potential Guarantors of Partnership Debt Securities

         In connection with the filing of a shelf registration statement on Form S-3 with the Securities and Exchange Commission concurrently with this report, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Jonah Gas Gathering Company, TEPPCO Partners' four "significant subsidiaries" as defined by the rules and regulations of the Securities and Exchange Commission (the "Guarantor Subsidiaries"), may issue unconditional guarantees of senior or subordinated debt securities of TEPPCO Partners in the event that TEPPCO Partners issues any debt securities from time to time under the registration statement. If issued, the guarantees will be full, unconditional and joint and several.

         We are filing supplemental consolidating financial information of TEPPCO Partners, L.P. for its Guarantor Subsidiaries and its Non-Guarantor Subsidiaries which is incorporated herein by reference to Exhibit 99.1. For purposes of such consolidating information, TEPPCO Partners' and the Guarantor Subsidiaries' investments in their respective subsidiaries are accounted for by the equity method of accounting.

         Financial Information for the General Partner of TEPPCO Partners, L.P.

         We are also filing the consolidated balance sheets of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2000 and September 30, 2001 (unaudited) which are incorporated herein by reference to
Exhibit 99.2.

         Additionally, we have included as exhibits accountants' consents to the incorporation by reference of various reports in a previously filed registration statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  23.1     Consent of KPMG LLP.

                  23.2     Consent of PricewaterhouseCoopers (Houston).

                  23.3     Consent of PricewaterhouseCoopers (Denver).

                  99.1 Unaudited Supplemental Condensed Consolidating Financial Information of TEPPCO Partners, L.P.

                  99.2 Consolidated Balance Sheets of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2000 and September 30, 2001 (unaudited).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TEPPCO PARTNERS, L.P.
                                       (Registrant)


                                       By:  Texas Eastern Products Pipeline
                                            Company, LLC, General Partner

                                            /s/ CHARLES H. LEONARD
                                            ------------------------------------
                                            Charles H. Leonard
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer



Dated: November 30, 2001



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
23.1              Consent of KPMG LLP.

23.2              Consent of PricewaterhouseCoopers LLP (Houston).

23.3              Consent of PricewaterhouseCoopers LLP (Denver).

99.1              Unaudited Supplemental Condensed Consolidating Financial
                  Information of TEPPCO Partners, L.P.

99.2              Consolidated Balance Sheets of Texas Eastern Products Pipeline
                  Company, LLC and subsidiary as of December 31, 2000 and September 30, 2001 (unaudited).



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